     As filed with the Securities and Exchange Commission on April 2, 1997.
                                                       Registration No. 333-1546


===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          ----------------------------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                     to the
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                          ----------------------------

                              FNB BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


       South Carolina                          6021                                57-1033165
-------------------------------     ----------------------------      -------------------------------
(State or other jurisdiction of     (Primary Standard Industrial      (I.R.S. Employer Identification
incorporation or organization)      Classification Code Number)                     No.)


             303 North Granard Street, Gaffney, South Carolina 29341
                                 (864) 488-2265

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                          ----------------------------

                                 V. Stephen Moss
                                    President
                           303 North Granard Street
                          Gaffney, South Carolina 29341
                                 (864) 488-2265
                          ----------------------------



 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                          ----------------------------


      Copies of all communications, including copies of all communications sent to agent for service, should be sent to:



           V. Stephen Moss                       Neil A. Grayson, Esq.
        FNB Bancshares, Inc.          Nelson Mullins Riley & Scarborough, L.L.P.
      303 North Granard Street               999 Peachtree Street Suite 1400
    Gaffney, South Carolina 29341               Atlanta, Georgia 30309
           (864) 488-2265                           (404) 817-6000
           (864) 487-8435                        (404) 817-6050 (Fax)



        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. X
                                  ---


        The Registrant's offering was terminated on November 20, 1996. An aggregate of 616,338 shares of Common Stock were sold pursuant to the offering. The remaining 183,662 shares of Common Stock are hereby deregistered.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Gaffney, State of South Carolina, on March 25, 1997.

                              FNB BANCSHARES, INC.


                                By:   /s/ V. Stephen Moss
                                      ----------------------------------
                                          V. Stephen Moss
                                          President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following in the capacities and on the dates indicated.


Signature                                                    Title                              Date
---------                                                    -----                              ----
*                                                                                        March 25, 1997
-------------------------------------------                                          ---------------------------------------------
Richard D. Gardner                                          Director

*                                                                                        March 25, 1997
-------------------------------------------                                          ---------------------------------------------
Barry L. Hamrick                                            Director

*                                                                                        March 25, 1997
-------------------------------------------                                          ---------------------------------------------
Haskell D. Mallory                                          Director

*                                                                                        March 25, 1997
-------------------------------------------                                          ---------------------------------------------
Bill H. Mason                                               Director

*                                                                                        March 25, 1997
-------------------------------------------                                          ---------------------------------------------
V. Stephen Moss                                            President,
                                                  Chief Executive Officer, and
                                                            Director

*                                                                                        March 25, 1997
-------------------------------------------                                          ---------------------------------------------
Harold D. Pennington, Jr.                                   Director



*                                                                                        March 25, 1997
-------------------------------------------                                          ---------------------------------------------
Harold D. Pennington, Sr.                                   Director

*                                                                                        March 25, 1997
-------------------------------------------                                          ---------------------------------------------
Heyward W. Porter                                           Director



*By: /s/ V. Stephen Moss
     V. Stephen Moss
     Attorney-In-Fact



                                      II-2